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                                                                Exhibit a.I.(14)

                               ECLIPSE FUNDS INC.
                             ARTICLES OF AMENDMENT

         Eclipse Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: On December 16, 2003, the Board of Directors of the Corporation adopted a resolution amending the charter of the Corporation (the "Charter") to change the name of certain series and classes of stock of the Corporation ("Funds") as follows:

      Name of Series                Name of Class              New Series Name               Name of Class
----------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                      No-Load        MainStay Intermediate Term Bond Fund         I
----------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                      Service        MainStay Intermediate Term Bond Fund      Service
----------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund              No-Load        MainStay Intermediate Term Bond Fund         I
----------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund              Service        MainStay Intermediate Term Bond Fund       Service
----------------------------------------------------------------------------------------------------------
Eclipse Index Equity Fund              No-Load        MainStay S&P 500 Index Fund                  I
----------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund            Service        MainStay S&P 500 Index Fund               Service
----------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund               L           MainStay S&P 500 Index Fund                  C
----------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund              No-Load        MainStay Cash Reserves Fund                  I
----------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund              Service        MainStay Cash Reserves Fund               Service
----------------------------------------------------------------------------------------------------------
Money Market Fund                   Sweep Shares      MainStay Cash Reserves Fund            Sweep Shares
----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund             No-Load        MainStay Asset Manager Fund                  I
----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund             Service        MainStay Asset Manager Fund               Service
----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                L           MainStay Asset Manager Fund                  C
----------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund           No-Load        MainStay Short Term Bond Fund                I
----------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund           Service        MainStay Short Term Bond Fund             Service
----------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund              L           MainStay Short Term Bond Fund                C
----------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund              No-Load        MainStay All Cap Value Fund                  I
----------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund              Service        MainStay All Cap Value Fund               Service
----------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund             No-Load        MainStay All Cap Growth Fund                 I
----------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund             Service        MainStay All Cap Growth Fund              Service
----------------------------------------------------------------------------------------------------------

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
      Name of Series                Name of Class              New Series Name               Name of Class
----------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund              No-Load        MainStay Mid Cap Core Fund                   I
----------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund              Service        MainStay Mid Cap Core Fund                Service
----------------------------------------------------------------------------------------------------------

         The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of the Funds, as set forth in the Charter, are not changed by these Articles of Amendment.

         SECOND: The Amendment to the Charter as hereinabove set forth is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders, and has been duly advised and approved by a majority of the entire Board of Directors.

         THIRD: These Articles of Amendment shall be effective January 1, 2004.

         FOURTH: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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         IN WITNESS WHEREOF, the Corporation has caused these Articles of
Amendment to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on December 22, 2003.

ATTEST:                             ECLIPSE FUNDS INC.

/s/ Michael Hession                By:  /s/ Stephen C. Roussin
-----------------------                -----------------------------
Michael Hession                          Stephen C. Roussin
Assistant Secretary                      President

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